UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  2/01/2011

Commission file number: 000-53632

BAKKEN RESOURCES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	26-2973652
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1425 Birch Ave., Suite A, Helena, MT 59601

 (Address of principal executive offices)

(406) 442-9444

(Registrant’s telephone number)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2011, the Board of Directors of Bakken Resources, Inc. (the “Company”) approved (i) an Employment Agreement by and between the Company and Val M. Holms, the Company’s Chief Executive Officer and President, dated February 1, 2011; and (ii) an Employment Agreement by and between the Company and Karen Midtlyng, the Company’s Secretary, dated February 1, 2011.  Employment with the Company by Mr. Holms and Ms. Midtlyng is a two year agreement and the Company may terminate such employment relationship by terminating their individual employment agreements at any time for just cause.

The employment agreements entitle Mr. Holms and Ms. Midtlyng to each receive an annual base salary of $180,000 and $72,000, respectively.  In addition, Mr. Holms and Ms. Midtlyng are each entitled upon death to receive their Annual Salary through the end of the month in which his death occurred, any unpaid expense reimbursement that might have accrued prior to Employee’s death, and any Securities held in the name of Employee, or any portion thereof, may be exercised to the extent Employee was entitled to do so at the time of the Employee’s death, by his or her executor or administrator or other person entitled by law to the Employee’s rights under the Securities, at any time within six months subsequent to the date of death, at which time the Securities shall expire.  The employment agreements also contain provisions prohibiting Mr. Holms and Ms. Midtlyng from competing with the Company or soliciting any employees of the Company for a period of one year following termination of their employment in the event either officer terminates his employment with the Company.

The foregoing descriptions of the material terms of the Employment Agreements of Mr. Holms and Ms. Midtlyng do not purport to be complete descriptions of their agreements and are qualified in their entirety by reference to such agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreement by and between Bakken Resources, Inc. and Val M. Holms, dated February 1, 2011
10.2	Employment Agreement by and between Bakken resources, Inc. and Karen Midtlyng, dated February 1, 2011

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated:  February 7, 2011

 BAKKEN RESOURCES, INC.

By:

/s/ Val M. Holms

Val M. Holms

President & CEO